DISCO Announces First Quarter 2023 Financial Results

Total Revenue of $33.1 Million, A Year over Year Decrease of 4%

AUSTIN, Texas - May 10, 2023 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its first quarter ended March 31, 2023.

“This was an exciting quarter for DISCO as we announced the expansion of our operational footprint into India and several new products and features, including the upcoming launch of our AI chatbot, Cecilia,” said Kiwi Camara, DISCO Co-Founder and CEO. “Cecilia will allow lawyers to ask questions and receive answers with specific document citations related to their matter and is the latest development in how DISCO leverages AI to help customers ‘law better’. With the rapid growth of large language models and other AI technologies, DISCO is committed to embracing this technological shift and being the leader in AI for the legal industry, empowering our customers to achieve superior outcomes.”

First Quarter 2023 Financial Highlights:

•Total revenue was $33.1 million, down 4% compared to the first quarter of 2022.
•GAAP net loss was $20.4 million, compared to $11.8 million in the first quarter of 2022.
•Adjusted EBITDA was ($13.0) million, compared to ($7.8) million in the first quarter of 2022.

Recent Business Highlights:

•Customer Count: DISCO grew to 1,388 customers as of March 31, 2023.
•Announcement of Cecilia: DISCO announced the upcoming launch of Cecilia, an integrated AI chatbot for large-scale ediscovery that allows lawyers to learn about facts and information in their private DISCO Ediscovery database more efficiently.
•Timelines for Case Builder: DISCO announced the release of Timelines in Case Builder, allowing teams to build and collaborate on end-to-end storyboards of what transpired in a legal matter, complete with links to depositions and evidence in DISCO Ediscovery.
•Expansion of Global Footprint: DISCO opened an office in Gurugram, India to allow for expansion of services and enhance DISCO’s capabilities to provide 24/7 professional support to customers globally.

Second Quarter and Full Year 2023 Financial Outlook

As of May 10, 2023, DISCO is issuing the following outlook for the second quarter of 2023 and fiscal year 2023:

Second quarter of 2023:

•Revenue in the range of $31.0 - $33.0 million.
•Adjusted EBITDA in the range of ($12.0) - ($10.0) million.

Fiscal year 2023:

•Revenue in the range of $135.0 - $145.0 million.
•Adjusted EBITDA in the range of ($40.0) - ($36.0) million.

DISCO’s second quarter and fiscal year 2023 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, May 10, 2023, to discuss its first quarter 2023 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, May 31, 2023, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (647) 362-9199 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; restructuring charges; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense, non-GAAP sales and marketing expense as a percentage of revenue, non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and its ability to innovate the legal technology industry. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our solution is used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and rising interest rates; and (xvi) the impact that global events, such as the ongoing COVID-19 pandemic, including variants of COVID-19 or other public health crises, the Russian military operations in Ukraine and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 25, 2023. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$187,635	$203,244
Accounts receivable, net	23,851	22,720
Other current assets	4,880	5,576
Total current assets	216,366	231,540
Property and equipment, net	7,795	7,507
Operating lease right-of-use assets	9,606	9,824
Intangible assets, net	891	962
Goodwill	5,898	5,898
Other assets	721	591
Total assets	$241,277	$256,322
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,545	$8,485
Accrued expenses	3,696	4,705
Accrued salary and benefits	3,952	3,536
Deferred revenue	4,169	4,100
Operating leases	1,981	1,902
Finance leases	40	39
Total current liabilities	20,383	22,767
Operating leases, non-current	8,449	8,770
Finance leases, non-current	189	199
Other liabilities	458	950
Total liabilities	29,479	32,686
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 59,639 and 59,190 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	299	296
Additional paid-in capital	430,093	421,569
Accumulated deficit	(218,594)	(198,229)
Total stockholders’ equity	211,798	223,636
Total liabilities and stockholders’ equity	$241,277	$256,322

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue	$33,129	$34,468
Cost of revenue	8,277	8,969
Gross profit	24,852	25,499
Operating expenses:
Research and development	15,772	12,318
Sales and marketing	19,060	16,419
General and administrative	12,300	8,519
Total operating expenses	47,132	37,256
Loss from operations	(22,280)	(11,757)
Other income (expense)
Interest and other income	1,947	30
Interest and other expense	8	(93)
Loss from operations before income taxes	(20,325)	(11,820)
Income tax provision	(40)	(29)
Net loss attributable to common stockholders	$(20,365)	$(11,849)
Net loss per share attributable to common stockholders, basic and diluted	$(0.34)	$(0.20)
Weighted average shares used in computing net loss per share attributable to common stockholders, basic and diluted	59,410	57,972

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flow from operating activities:
Net loss	$(20,365)	$(11,849)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	952	455
Stock-based compensation	7,224	3,206
Charge to allowance for credit losses	831	180
Non-cash operating lease costs	218	255
Changes in operating assets and liabilities:
Accounts receivable	(1,963)	(4,370)
Other current assets	676	965
Other long-term assets	(124)	(39)
Accounts payable	(1,765)	2,773
Accrued expenses and other	(248)	(3,253)
Deferred revenue	69	556
Operating lease liabilities	(242)	(263)
Other liabilities	(15)	—
Net cash used in operating activities	(14,752)	(11,384)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(844)	(631)
Cash paid for acquisitions	(1,180)	(5,310)
Net cash used in investing activities	(2,024)	(5,941)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	—	(284)
Proceeds from exercise of stock options	260	970
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	932	—
Repurchase of common stock related to net share settlement	(15)	(233)
Principal payments on finance lease obligations	(10)	(29)
Net cash provided by financing activities	1,167	424
Net decrease in cash and cash equivalents:	(15,609)	(16,901)
Cash and cash equivalents at beginning of period	203,244	255,477
Cash and cash equivalents at end of period	$187,635	$238,576
Supplemental disclosure:
Cash paid for taxes	$125	$102
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$204	$244
Acquisition holdback	$—	$800
Contingent consideration related to acquisition	$753	$593

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended March 31,
	2023	2022
Net loss	$(20,365)	$(11,849)
Depreciation and amortization expense	952	455
Income tax provision	40	29
Interest and other, net	(1,955)	63
Stock-based compensation expense	7,224	3,206
Payroll tax expense on employee stock transactions	110	275
Restructuring charges	1,016	—
Adjusted EBITDA	$(12,978)	$(7,821)
Adjusted EBITDA margin	(39)%	(23)%

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$8,277	$8,969
Non-GAAP adjustments:
Stock-based compensation expense	(231)	(160)
Non-GAAP cost of revenue	$8,046	$8,809
Non-GAAP gross profit	$25,083	$25,659
Non-GAAP gross margin	76%	74%

	Three Months Ended March 31,
	2023	2022
Research and development	$15,772	$12,318
Non-GAAP adjustments:
Stock-based compensation expense	(2,190)	(1,427)
Restructuring charges	(509)	—
Non-GAAP research and development	$13,073	$10,891
Non-GAAP research and development as a % of revenue	39%	32%

	Three Months Ended March 31,
	2023	2022
Sales and marketing	$19,060	$16,419
Non-GAAP adjustments:
Stock-based compensation expense	(1,391)	(821)
Restructuring charges	(177)	—
Non-GAAP sales and marketing	$17,492	$15,598
Non-GAAP sales and marketing as a % of revenue	53%	45%

	Three Months Ended March 31,
	2023	2022
General and administrative	$12,300	$8,519
Non-GAAP adjustments:
Stock-based compensation expense	(3,412)	(798)
Restructuring charges	(330)	—
Non-GAAP general and administrative	$8,558	$7,721
Non-GAAP general and administrative as a % of revenue	26%	22%

	Three Months Ended March 31,
	2023	2022
Loss from operations	$(22,280)	$(11,757)
Operating margin	(67)%	(34)%
Non-GAAP adjustments:
Stock-based compensation expense	7,224	3,206
Restructuring charges	1,016	—
Non-GAAP loss from operations	$(14,040)	$(8,551)
Non-GAAP operating margin	(42)%	(25)%

	Three Months Ended March 31,
	2023	2022
Net loss attributable to common stockholders	$(20,365)	$(11,849)
Non-GAAP adjustments:
Stock-based compensation expense	7,224	3,206
Restructuring charges	1,016	—
Non-GAAP net loss attributable to common stockholders	$(12,125)	$(8,643)
Non-GAAP net loss per share	$(0.20)	$(0.15)
Weighted average shares used to compute basic and diluted net loss per share	59,410	57,972
Non-GAAP income attributable to common stockholders as a % of revenue	(37)%	(25)%